Exhibit 99.1

IA GLOBAL REPORTS REVENUE OF $45,079,000 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

TAMPA, FL April 18, 2006/PRNewswire-FirstCall/ --

Summary of Operating Results From Continuing Operations

IA Global Inc. (Amex: IAO) announced the results for the twelve months ended December 31, 2005. Revenues increased to $45,079,000 from $27,987,000, primarily due to the acquisition of Global Hotline on June 15, 2005. The net loss from continuing operations increased to $1,520,000 for the twelve months ended December 31, 2005 from $942,000 in the same period in 2004 due to legal expenses of $642,000 related to litigation, a current provision for income taxes at Global Hotline of $825,000 and a net loss at Rex Tokyo of $835,000. The net loss per share from continuing operations increased to $.02 for the twelve months ended December 31, 2005 from $.01 in the same period in 2004.

The Company ended the three months ended December 31, 2005 with cash and cash equivalents of $8,379,000, net working capital of $5,305,000 and stockholder’s equity of $6,016,000. Stockholder’s equity and the statement of operations were negatively impacted by the Yen/Dollar exchange rate by $528,000 for the twelve months ended December 31, 2005.

The Company’s President, Mark Scott, said, “Our revenues were $45,079,000 in 2005. Our results from continuing operations for the three months ended December 31, 2005 were impacted by legal expenses of $531,000 related to litigation, the write-off of current and deferred tax assets at Rex Tokyo of $531,000, a current provision for income taxes at Global Hotline of $825,000 and a 6.1% negative variance in the Yen/ Dollar foreign exchange rate. Our results from continuing operations for the twelve months ended December 31, 2005 were impacted by legal expenses of $642,000 related to litigation, a current provision for income taxes at Global Hotline of $825,000 and a net loss at Rex Tokyo of $835,000. Rex Tokyo was sold April 4, 2006.”

Rex Tokyo Co Ltd

Rex Tokyo recorded revenue of $6,109,000 for the three months ended December 31, 2005 as compared to $10,859,000 in the same period in 2004. Revenues were $29,335,000 for the twelve months ended December 31, 2005 as compared to $27,987,000 in the same period in 2004. This business was acquired on March 18, 2004. Rex Tokyo was impacted by order delays from its major customer and lower than expected sales in the three months ended December 31, 2005. On April 4, 2006, the Company sold its 60.5% interest in Rex Tokyo to Rex Tokyo.

Global Hotline, Inc.

Global Hotline recorded revenue of $7,746,000 and $15,744,000 for the three and twelve months ended December 31, 2005, respectively. Global Hotline was acquired on June 15, 2005.

Net Loss

The net loss increased to $2,071,000 for the twelve months ended December 31, 2005 from $1,443,000 in the same period in 2004 due to legal expenses of $642,000 related to litigation, a current provision for income taxes at Global Hotline of $825,000, a net loss at Rex Tokyo of $835,000, a loss from discontinued operations of $551,000, which relates to the sale of Fan Club Entertainment on May 12, 2005 and IA Global Acquisition Co on July 1, 2005 and an asset impairment of $300,000. The net loss per share was $.02 for the twelve months ended December 31, 2005 and 2004.

First Quarter Results

The company expects to report its results for the three months ended March 31, 2006 by May 15, 2006.

About IA Global Inc.

IA Global, Inc. is a public holding company focused on acquiring primarily Japanese companies that operate in the telecommunication and technology markets. We own 100% of Global Hotline, Inc., which operates call centers and is a reseller of telephone and broadband lines in Japan.

For further information, contact:

Mark Scott, President and CFO

IA Global Inc.

550 N. Reo Street, Suite 300

Tampa, FL 33609

813-261-5157 (t)

813-261-5158 (f)

scott@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                       CONSOLIDATED BALANCE SHEETS

                                                                                   December 31,
                                                                         -------------------------------
                                                                             2005               2004
                                                                         ------------       ------------

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .......................................      $  8,378,700       $  3,780,165
  Accounts receivable, net of allowance for doubtful accounts of
    $110,610 and $93,338, respectively ............................         5,459,425          5,850,153
  Notes receivable-trade ..........................................           613,726            641,305
  Inventories .....................................................           664,746            164,046
  Prepaid expenses ................................................           434,020            673,791
  Consumption and deferred tax receivable .........................           497,518                  -
  Notes receivable ................................................         4,129,408            150,000
  Other current assets ............................................           742,584            136,102
  Assets held for sale ............................................                 -            773,582
  Assets from discontinued operations .............................                 -          2,192,768
                                                                         ------------       ------------
    Total current assets ..........................................        20,920,127         14,361,912

EQUIPMENT, NET ....................................................           717,853            260,584

OTHER ASSETS
  Intangible assets, net ..........................................         4,449,558                  -
  Deferred tax asset ..............................................           152,851            390,079
  Other assets ....................................................         2,391,285            200,641
                                                                         ------------       ------------

                                                                         $ 28,631,674       $ 15,213,216
                                                                         ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ........................................      $  3,695,225       $  6,041,388
  Notes payable- trade ............................................           934,298          1,474,582
  Accrued liabilities .............................................         3,187,565            506,699
  Consumption taxes received ......................................           761,299             97,805
  Income taxes payable - foreign ..................................           825,445            240,145
  Current portion of long term debt ...............................         2,621,305            484,966
  Deferred revenue ................................................         3,589,532                  -
  Liabilities of discontinued operations ..........................                 -          1,048,454
                                                                         ------------       ------------
    Total current liabilities .....................................        15,614,669          9,894,039
                                                                         ------------       ------------

LONG TERM  LIABILITIES:
  Long term debt ..................................................         3,981,624            242,463
  Convertible debentures ..........................................         2,708,333                  -
  Retirement benefits .............................................            36,767             39,932
                                                                         ------------       ------------
                                                                            6,726,724            282,395
                                                                         ------------       ------------

MINORITY INTERESTS ................................................           274,146            902,628
                                                                         ------------       ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    1,158 issued and outstanding (liquidation value $1,158,000) ...                12                 12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    97,425,181 and 82,400,181 issued and outstanding, respectively            974,251            824,001
  Additional paid in capital ......................................        32,992,589         28,785,839
  Accumulated deficit .............................................       (27,662,170)       (25,590,820)
  Treasury stock ..................................................           (50,000)           (50,000)
  Accumulated other comprehensive (loss) income ...................          (238,547)           165,122
                                                                         ------------       ------------
    Total stockholder's equity ....................................         6,016,135          4,134,154
                                                                         ------------       ------------

                                                                         $ 28,631,674       $ 15,213,216
                                                                         ============       ============

                                                   -3-

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Years Ended December 31,
                                                                      --------------------------------------------------
                                                                          2005               2004               2003
                                                                      ------------       ------------       ------------

REVENUE:
  Pachinko and slot machine gaming services ....................      $ 29,334,732       $ 27,986,626       $          -
  Call center services .........................................        15,744,686                  -                  -
                                                                      ------------       ------------       ------------
    Total revenue ..............................................        45,079,418         27,986,626                  -
                                                                      ------------       ------------       ------------

COST OF SALES:
  Pachinko and slot machine gaming services ....................        24,949,740         23,228,409                  -
  Call center services .........................................         5,571,090                  -                  -
                                                                      ------------       ------------       ------------
    Total cost of sales ........................................        30,520,830         23,228,409                  -
                                                                      ------------       ------------       ------------

GROSS PROFIT ...................................................        14,558,588          4,758,217                  -

Selling, general and administrative expenses ...................        15,630,230          5,442,514            972,296
                                                                      ------------       ------------       ------------

OPERATING LOSS .................................................        (1,071,642)          (684,297)          (972,296)
                                                                      ------------       ------------       ------------

OTHER INCOME (EXPENSE):
  Interest income ..............................................            59,361             12,049             13,233
  Interest expense and amortization of beneficial
   conversion feature ..........................................          (460,561)           (60,191)          (372,114)
  Other income .................................................           295,102            257,594                  -
  Foreign currency transaction adjustment ......................          (124,553)            24,680            (94,545)
  Gain on sale of equity investment in QuikCAT Australia Pty Ltd                 -             40,240                  -
  Loss on equity investment in QuikCAT Australia Pty Ltd .......                 -            (43,229)            (1,137)
  Gain on sale of business segments ............................           146,949                  -            103,785
                                                                      ------------       ------------       ------------
    Total other income (expense) ...............................           (83,702)           231,143           (350,778)
                                                                      ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY
  INTERESTS AND INCOME TAXES ...................................        (1,155,344)          (453,154)        (1,323,074)

MINORITY INTERESTS .............................................          (666,650)            94,826                  -
                                                                      ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES ............          (488,694)          (547,980)        (1,323,074)
                                                                      ------------       ------------       ------------

INCOME TAXES:
  Current provision (benefit) ..................................           853,933            445,213                  -
  Deferred provision (benefit) .................................           177,649            (50,758)                 -
                                                                      ------------       ------------       ------------

NET LOSS FROM CONTINUING OPERATIONS ............................        (1,520,276)          (942,435)        (1,323,074)

DISCONTINUED OPERATIONS
  (Loss) gain from disposal of discontinued operations .........          (139,064)                 -            674,406
  Loss from discontinued operations ............................          (412,010)          (500,600)        (1,499,120)
                                                                      ------------       ------------       ------------
    Total loss from discontinued operations ....................          (551,074)          (500,600)          (824,714)
                                                                      ------------       ------------       ------------

NET LOSS .......................................................        (2,071,350)        (1,443,035)        (2,147,788)

Deemed dividend ................................................                 -                  -           (977,152)
                                                                      ------------       ------------       ------------

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS .....................      $ (2,071,350)      $ (1,443,035)      $ (3,124,940)
                                                                      ============       ============       ============
                                                                                                             (continued)

                                                           -4-

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                                       (continued)

                                                                                   Years Ended December 31,
                                                                      --------------------------------------------------
                                                                          2005               2004               2003
                                                                      ------------       ------------       ------------

Per share of Common-
  Basic net loss per share from continuing operations ..........      $      (0.02)      $      (0.01)      $      (0.02)
  Basic net loss per share from discontinued operations ........             (0.00)             (0.01)             (0.03)
                                                                      ------------       ------------       ------------
  Total basic net loss per share ...............................      $      (0.02)      $      (0.02)      $      (0.05)
                                                                      ============       ============       ============

  Diluted net loss per share from continuing operations ........      $      (0.02)      $      (0.01)      $      (0.02)
  Diluted net loss per share from discontinued operations ......             (0.00)             (0.01)             (0.03)
                                                                      ------------       ------------       ------------
  Total diluted net loss per share .............................      $      (0.02)      $      (0.02)      $      (0.05)
                                                                      ============       ============       ============

  Weighted average shares of common stock outstanding - Basic ..        90,496,230         75,914,127         59,243,914
  Weighted average shares of common stock and common
    equivalent shares outstanding - diluted ....................        90,496,230         75,914,127         59,243,914

                                                           -5-

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       Years Ended December 31,
                                                                               -----------------------------------------
                                                                                   2005           2004           2003
                                                                               -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .................................................................   $(2,071,350)   $(1,443,036)   $(2,147,788)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ..........................................     1,378,924        401,939              -
    Loss on disposal of fixed assets .......................................             -         14,103              -
    Equity loss from investment in QuikCAT Australia Pty Ltd ...............             -         43,229          1,137
    Equity based compensation ..............................................             -              -         80,000
    Gain on disposal of business segments and equity investments ...........      (146,949)       (40,240)      (103,785)
    Minority interests .....................................................      (628,482)       135,520              -
    Amortization of beneficial conversion feature ..........................       208,332              -        277,311
    Amortization of financing cost .........................................        44,444              -              -
    Common stock issued for services .......................................         6,000              -              -
  Changes in operating assets and liabilities:
    Accounts receivable ....................................................     2,216,447     (2,906,878)             -
    Notes receivable - trade ...............................................        27,579       (593,655)             -
    Notes receivable .......................................................        76,699              -              -
    Consumption and deferred tax receivable ................................      (361,416)        97,805              -
    Inventories ............................................................      (500,700)       664,169              -
    Prepaid expenses .......................................................       614,246       (673,791)             -
    Other current assets ...................................................      (383,115)       388,765        (89,553)
    Deferred tax assets ....................................................       237,228        (66,803)             -
    Income taxes receivable - foreign ......................................             -              -              -
    Other assets ...........................................................    (1,697,878)       (77,898)         5,477
    Accounts payable .......................................................    (2,381,027)     1,809,533      1,841,014
    Notes payable - trade ..................................................      (540,284)     1,474,582              -
    Accrued and other liabilities ..........................................       529,162        (97,292)       103,490
    Consumption tax payable ................................................       490,368              -              -
    Other liabilities- retirement benefits .................................             -         39,932              -
    Income taxes payable - foreign .........................................       585,300        240,145              -
    Deferred revenue .......................................................      (606,960)             -              -
                                                                               -----------    -----------    -----------
Net cash used in continuing operations .....................................    (2,903,432)      (589,871)       (32,697)
  Loss from discontinued operations ........................................       551,074        500,600        824,714
  Net cash (used in) provided by discontinued operations ...................      (984,900)      (421,691)       175,280
  Net decrease (increase) in assets of discontinued operations .............     2,192,768        601,426     (2,794,194)
  Net (decrease) increase in liabilities of discontinued operations ........    (1,048,454)      (258,538)     1,306,992
                                                                               -----------    -----------    -----------
NET CASH USED IN OPERATIONS ................................................    (2,192,944)      (168,074)      (519,905)
                                                                               -----------    -----------    -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Investment in QuikCAT Australia Pty Ltd ..................................             -        (50,000)             -
  Cash of Rex Tokyo Co Ltd immediately following acquisition ...............             -      1,934,839              -
  Purchase of Rex Tokyo Co Ltd .............................................             -       (941,000)             -
  Purchases of capital expenditures ........................................      (419,388)      (493,933)      (598,431)
  Purchase of IA Global Acquisition Co .....................................             -       (700,000)             -
  Purchase of intangibles ..................................................             -       (283,680)             -
  Purchase of Fan Club Entertainment Co Ltd ................................             -              -     (1,107,590)
  Purchase of iAccele Co Ltd ...............................................             -              -       (830,358)
  Proceeds from sale of equipment ..........................................             -              -        702,216
  Software development costs ...............................................             -              -        (39,347)
  Repayment of loan receivable from QuikCAT Australia Pty Ltd. .............       150,000              -              -
  Proceeds from sale of QuikCAT business unit and note receivable ..........       200,000              -              -
  Proceeds from sale of Fan Club Entertainment Co Ltd ......................       185,000              -              -
  Repayment of loan receivable from sale of Fan Club Entertainment Co Ltd ..       445,680              -              -
  Loan to affiliate of major shareholder ...................................    (5,672,994)             -              -
  Repayment of loans from affiliate of major shareholder ...................     2,242,475              -              -
  Cash of Global Hotline, Inc. on date of acquisition ......................     1,240,037              -              -
                                                                               -----------    -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES ......................................    (1,629,190)      (533,774)    (1,873,510)
                                                                               -----------    -----------    -----------
                                                                                                             (continued)

                                                           -6-

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                       (continued)

                                                                                       Years Ended December 31,
                                                                               -----------------------------------------
                                                                                   2005           2004           2003
                                                                               -----------    -----------    -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from long term debt .............................................     7,572,100              -              -
  Proceeds from long term debt - related party .............................             -      1,500,000      1,288,167
  Proceeds from issuance of convertible debentures .........................     3,483,000              -              -
  Repayment of long term debt ..............................................      (674,954)       (61,417)             -
  Repayment of loan payable - related party ................................    (1,321,091)             -     (1,280,816)
  Loan to Innovative Computing Group, Inc. .................................             -       (100,000)             -
  Loan to QuikCAT Australia Pty Ltd. .......................................             -        (25,000)       (74,849)
  Proceeds from issuance of common stock ...................................        59,500      1,530,000      2,500,000
  Proceeds from long term debt- affiliated party ...........................             -        788,846              -
  Proceeds from exercise of options ........................................             -         40,000              -
                                                                               -----------    -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ..................................     9,118,555      3,672,429      2,432,502
                                                                               -----------    -----------    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS ..................................     5,296,421      2,970,581         39,087

EFFECT OF EXCHANGE RATE CHANGES ON CASH ....................................      (697,886)       154,045        172,069

CASH AND CASH EQUIVALENTS, beginning of the year ...........................     3,780,165        655,539        444,383
                                                                               -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, end of the year .................................   $ 8,378,700    $ 3,780,165    $   655,539
                                                                               ===========    ===========    ===========

Supplemental disclosures of cash flow information:
  Interest paid ............................................................   $    94,581    $    40,666    $         -
  Taxes paid ...............................................................   $   270,934    $   412,072    $       334
Non-cash investing and financing activities:
  Common stock issued for Global Hotline, Inc. .............................   $ 3,097,500    $         -    $         -
  Beneficial conversion feature recognized with issuance of convertible debt   $ 1,250,000    $         -    $         -
  Issuance of loan receivable for sale of Fan Club Entertainment Co. Ltd. ..   $   755,000    $         -    $         -
  Issuance of loan receivable from sale of QuikCAT business unit ...........   $   200,000    $         -    $         -
  Common stock issued for Rex Tokyo Co Ltd .................................   $         -    $   138,600    $         -
  Conversion of debt to equity .............................................   $         -    $ 1,533,011    $ 2,186,215
  Contribution of note to capital ..........................................   $         -    $   101,629    $         -
  Common stock issued for Fan Club Entertainment Co Ltd ....................   $         -    $         -    $   165,200
  Conversion of liability to common stock ..................................   $         -    $    13,500    $         -
  Issuance of common stock for subscription receivable .....................   $         -    $         -    $   400,000

                                                           -7-